EATON VANCE U.S. GOVERNMENT MONEY MARKET FUND
Supplement to
Prospectus dated March 1, 2015 and
Summary Prospectus dated March 1, 2015

At a meeting held on August 10, 2015, the Board of Trustees of Eaton Vance Mutual Funds Trust, on behalf of its series Eaton Vance U.S. Government Money Market Fund, approved the liquidation of the Fund, which is expected to take place on or about October 29, 2015.

Effective August 27, 2015, shares of the Fund will no longer be available for exchange.  Existing Fund shareholders as of August 13, 2015 redeeming on or after August 27, 2015 will not be subject to any applicable contingent deferred sales charge.

August 13, 2015	19434 8.13.15